UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/11/2004

OYO GEOSPACE CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13601

DE	76-0447780
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

7007 Pinemont Drive
Houston, TX 77040
(Address of Principal Executive Offices, Including Zip Code)

(713) 986-4444
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

Exhibit 99.1 Press Release dated August 11, 2004.

Item 12.    Results of Operations and Financial Condition

On August 11, 2004, OYO Geospace Corporation issued a press release regarding its earnings results for the third fiscal quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OYO GEOSPACE CORP

Date: August 11, 2004.	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 11, 2004.